                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                -------------


                                  FORM 8-A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                ONSALE, INC.
                      ---------------------------------
           (Exact name of registrant as specified in its charter)


               DELAWARE                                77-0408319
----------------------------------------        ----------------------
(State of incorporation or organization)           (I.R.S. Employer
                                                Identification Number)


          1861 LANDINGS DRIVE
       MOUNTAIN VIEW, CALIFORNIA                         94043
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


      Securities to be registered pursuant to Section 12(b) of the Act:

                                    NONE.

      Securities to be registered pursuant to Section 12(g) of the Act:


                       COMMON STOCK, $0.001 PAR VALUE
                       ------------------------------
                              (Title of Class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 as originally filed or as subsequently amended (the "Registration
                                                              ------------
Statement"), which Registration Statement was originally filed on December 20,
---------
1996 (File No. 333-18459), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.


ITEM 2.   EXHIBITS.

          The following exhibits are filed herewith or incorporated herein by reference:

          Exhibit
          Number    Exhibit Title or Description
          ------    ----------------------------

           3.01*    Registrant's Certificate of Incorporation.

           3.02*    Registrant's Bylaws.

           4.01*    Investors Rights Agreement dated September 12, 1996.

          99.01* The description of Registrant's capital stock set forth under the caption "Description of Capital Stock" on pages 42 and 43 of the Prospectus included in the Registration Statement.

-----------------------
* Filed as an exhibit to or as part of the Registration Statement and incorporated herein by reference.

                                  SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  March 11, 1997          ONSALE, INC.



                             By:  /s/John F. Sauerland
                                 ---------------------
                                   John F. Sauerland
                                Chief Financial Officer

                               INDEX TO EXHIBITS
                               -----------------

Exhibit                                                                Sequentially
Number                    Exhibit Title or Description                 Numbered Page
-------                   ----------------------------                 -------------
 3.01        Registrant's Certificate of Incorporation (incorporated          *
             herein by reference to Exhibit 3.01 to the Registration
             Statement).

 3.02        Registrant's Bylaws (incorporated herein by reference            *
             to Exhibit 3.04 to the Registration Statement)

 4.01        Investors Rights Agreement dated September 12, 1996.             *

99.01        The description of Registrant's capital stock set forth          *
             under the caption "Description of Capital Stock" on
             pages 42 and 43 of the Prospectus included in the
             Registration Statement.

----------------------------
* Filed as an exhibit to or as part of the Registration Statement and incorporated herein by reference.